SUPPLEMENT DATED SEPTEMBER 22, 2023

TO THE PACIFIC SELECT FUND PROSPECTUS DATED MAY 1, 2023

FOR CLASS D, CLASS I and CLASS P SHARES

This supplement revises the Pacific Select Fund Prospectus dated May 1, 2023, for Class D, Class I and Class P Shares (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Diversified Bond Portfolio – At a meeting held on September 20, 2023, the Board of Trustees of Pacific Select Fund (the “Trust”), including a majority of the Independent Trustees, approved Loomis, Sayles & Company, L.P. (“Loomis Sayles”) to serve as the sub-adviser of the Diversified Bond Portfolio effective November 1, 2023, replacing Western Asset Management Company, LLC.

In connection with this sub-adviser change, certain principal investment strategies of the Diversified Bond Portfolio will change as described below. In order to facilitate these changes, a portion of the holdings of the Diversified Bond Portfolio may be sold and new investments purchased in accordance with recommendations by Loomis Sayles. Pacific Life Fund Advisors LLC, the investment adviser to the Diversified Bond Portfolio, may begin this transitioning prior to November 1, 2023, utilizing the principal investment strategies described below.

Mid-Cap Equity Portfolio – At a meeting held on September 20, 2023, the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved BlackRock Investment Management, LLC (“BlackRock”) to serve as the sub-adviser of the Mid-Cap Equity Portfolio effective November 1, 2023, replacing Scout Investments, Inc.

In connection with this sub-adviser change, certain principal investment strategies of the Mid-Cap Equity Portfolio will change as described below. In order to facilitate these changes, a portion of the holdings of the Mid-Cap Equity Portfolio may be sold and new investments purchased in accordance with recommendations by BlackRock. Pacific Life Fund Advisors LLC, the investment adviser to the Mid-Cap Equity Portfolio, may begin this transitioning prior to November 1, 2023, utilizing the principal investment strategies described below.

As a result of the above changes, effective November 1, 2023, all references to Scout Investments, Inc. and Western Asset Management Company, LLC will be deleted.

Disclosure Changes to the Fund Summaries section

Diversified Bond Portfolio – Effective November 1, 2023, the Principal Investment Strategies subsection will be deleted in its entirety and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in debt securities.

The Fund may invest in debt securities of any maturity and credit quality.

The Fund is divided into two portions, each of which is managed by a different portfolio management team at the Fund’s sub-adviser. Each team uses different investment strategies in seeking to achieve the investment goal of the Fund. Pacific Life Fund Advisors, LLC (“PLFA”) is the Fund’s investment adviser and selected these two strategies, the Core Plus Full Discretion and Core Plus Relative Return strategies, to be utilized by the Fund because of their different approaches to investing in fixed income. PLFA monitors the performance of each strategy on an ongoing basis. PLFA allocates the Fund’s assets between the two strategies and may change the allocation or rebalance between the two strategies at any time. PLFA allocates assets to each strategy in an effort to increase diversification among securities and investment strategies in seeking to increase the Fund’s potential for investment return while managing its risk and volatility.

The two portions and their corresponding investment strategies are as follows:

Core Plus Full Discretion portion: This strategy employs an opportunistic style based on a bottom-up value-driven investment process combined with a macroeconomic and credit cycle perspective. The strategy emphasizes a long-term view of market developments, with the intention to hold securities through a credit cycle as their fundamental credit characteristics improve. The strategy views the entire spectrum of fixed income markets as a global opportunity set from which to choose the most attractive total return opportunities, regardless of the sector.

Fixed income investments for this portion of the Fund may include securities issued by U.S. and non-U.S. corporations and governments, bank loans and collateralized loan obligations (“CLOs”), commercial and residential mortgage-backed securities and other asset-backed securities, convertible securities, securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”) and structured notes.

This portion of the Fund will normally invest at least 80% of its assets in investment grade fixed income investments and may invest up to 15% of its assets in fixed income securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”) or if unrated, are of comparable quality as determined by the sub-adviser.

This portion of the Fund may invest up to 30% of its assets in foreign securities, including emerging markets securities, and up to 20% of its assets may be in foreign currency denominated securities. This portion of the Fund may also invest in obligations of supranational entities without limit (supranational entities are entities designated or supported by national governments to promote economic reconstruction, development or trade amongst nations, such as the World Bank).

This portion of the Fund may use futures contracts, forward commitments and swaps (i.e., derivatives) for hedging and investment purposes.

When selecting securities to buy or sell for this portion of the Fund, the team considers the financial strength of the issuer, current interest rates, current valuations, the team’s expectations regarding future changes in interest rates and comparisons of the level of risk associated with particular investments with the team’s expectations concerning the potential return of those investments.

Core Plus Relative Return portion: This strategy focuses on the credit cycle as the primary driver of interest rates and credit spreads. The investment process primarily looks at macroeconomic factors in its analyses, and is designed to balance yield with capital preservation. The strategy will generally take on greater risk in stable and improving environments when credit valuations are considered to be undervalued, while emphasizing liquidity and quality through economic downturns. The strategy uses security selection based on fundamental, bottom-up credit analysis as an additional source of added value. The strategy is benchmark-aware, and its performance objective is in terms of excess returns above the Fund’s benchmark. The strategy also performs risk management analyses relative to the Fund’s benchmark, with the goal of managing volatility within a reasonable range of benchmark volatility. Traditional risk analytics (including tracking error) are complemented by forward-looking scenario analyses for a more comprehensive risk picture.

Fixed income investments for this portion of the Fund may include securities issued by U.S. and non-U.S. corporations and governments, securities issued by supranational entities, U.S. government-sponsored agency debenture and pass-through securities, commercial mortgage-backed and other asset-backed securities, and inflation-linked securities. This portion of the Fund may also invest in Rule 144A securities, structured notes, foreign securities (including those in emerging markets) and mortgage-related securities.

This portion of the Fund will normally invest at least 80% of its assets in investment-grade fixed income securities, and may invest up to 20% of its assets in securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”) or if unrated, are of comparable quality as determined by the sub-adviser.

This portion of the Fund may use futures contracts, forward commitments and swaps (i.e., derivatives) for hedging and investment purposes.

This portion of the Fund expects to maintain a weighted average effective duration within 2 years (plus or minus) of the Fund’s benchmark index, the Bloomberg U.S. Aggregate Bond Index. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. The duration of the Bloomberg US Aggregate Bond Index was 6.31 years as of June 30, 2023.

When selecting securities for this portion of the Fund, purchase and sale considerations by the team include overall portfolio yield, interest rate sensitivity across different maturities held, fixed-income sector fundamentals and outlook, technical supply/demand factors, credit risk, cash flow variability, security-specific characteristics, as well as potential currency and liquidity risk. The team also considers economic factors. Individual securities are assessed on a risk/return basis, both on a benchmark-relative and on an absolute return basis, and on their fit within the overall strategy.

Effective November 1, 2023, in the Principal Risks subsection, Floating Rate Loan Risk will be deleted; Convertible Securities Risk and Currency Risk will be moved (in that order) to before LIBOR Transition Risk; Restricted Securities Risk will be added after Liquidity Risk; and Conflicts of Interest Risk will be added after Underlying Fund Risk. The disclosures for the new risks to be added are as follows:

●	Restricted Securities Risk: Unless registered for sale to the public under applicable federal securities law, restricted securities such as those issued pursuant to Rule 144A of the Securities under the Securities Act of 1933 can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

●	Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment decisions for the Fund with regard to the allocation of Fund assets among the two strategies. For example, the use of one strategy of the Fund that provides greater profitability to PLFA than the other may create an incentive for PLFA to use that strategy. PLFA seeks to identify and address any potential conflicts in a manner that is fair to the Fund and its shareholders. PLFA has adopted a policy under which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders.

Effective November 1, 2023, in the Performance subsection, the following will be added after the first paragraph:

Loomis, Sayles & Company, L.P. began managing the Fund on November 1, 2023, and some investment policies changed at that time. Another firm managed the Fund before that date.

Effective November 1, 2023, in the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table, and the paragraph immediately preceding this table, will be deleted and replaced with the following:

Sub-Adviser – Loomis, Sayles & Company, L.P. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Core Plus Full Discretion Portion
Matthew J. Eagan, CFA, Portfolio Manager	Since 2023
Brian P. Kennedy, Portfolio Manager	Since 2023
Core Plus Relative Return Portion
Peter W. Palfrey, CFA, Portfolio Manager	Since 2023
Richard G. Raczkowski, Portfolio Manager	Since 2023

Mid-Cap Equity Portfolio – Effective November 1, 2023, the Annual Fund Operating Expenses subsection will be deleted and replaced with the following:

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.65%	0.65%
Service Fee	0.20%	0.00%
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.89%	0.69%
Less Fee Waiver[2]	(0.20%)	(0.20%)
Total Annual Fund Operating Expenses after Fee Waiver	0.69%	0.49%

[1]	Expense information has been restated to reflect current fees.
[2]	The investment adviser has agreed to waive 0.20% of its management fee through April 30, 2025. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

Effective November 1, 2023, under the Examples subsection, the first paragraph of the subsection and the table will be deleted and replaced with the following:

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. except for the fee waiver, which is only reflected for the contractual period. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 year	3 years	5 years	10 years
Class I	$70	$264	$473	$1,078
Class P	$50	$201	$364	$840

Effective November 1, 2023, the Principal Investment Strategies subsection will be deleted in its entirety and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of companies with medium market capitalizations, including derivatives on such securities.

The Fund seeks to achieve its investment goal by gaining passive exposure to the U.S. mid-capitalization market through investing in derivatives, primarily total return swap agreements on the Russell Midcap Index, and by investing the remainder of its assets in a short duration portfolio as described under “Collateral Management.” The Fund typically will seek to gain exposure to the Russell Midcap Index in a notional amount (i.e., the face value amount of a derivatives contract) approximately equal to the Fund’s net assets. The sub-adviser generally considers a company to have a medium market capitalization if it has a market capitalization within the range of companies included in the Russell Midcap Index, which measures the performance of the mid-capitalization segment of the U.S. equity universe. As of June 30, 2023, the market capitalization range of the Russell Midcap Index was approximately $521.4 million to $51.4 billion. The Fund may also invest in futures on the S&P MidCap 400 Index (to a lesser extent than the total return swaps on the Russell Midcap Index) to gain passive exposure to the U.S. mid-capitalization market.

Collateral Management: Because the amount of assets required to invest in derivatives is generally lower than that required to invest in securities directly, the sub-adviser will actively manage the remainder of the Fund’s assets to seek to enhance returns, offset the cost of the derivatives investments used to obtain mid-cap equity exposure and maintain collateral for the Fund’s derivatives exposure. This portion of the Fund’s assets will be invested primarily in investment grade debt securities. Under normal circumstances, this portion of the Fund is expected to maintain an average credit quality of A- or higher and a weighted average duration that is between -1 and 2.75 years. Duration is often used to measure a bond’s sensitivity to interest rates. The longer this collateral portion of the Fund’s duration, the more sensitive it is to interest rate risk. The shorter this portion of the Fund’s duration, the less sensitive it is to interest rate risk. Negative duration means that the collateral portion gains in value as interest rates rise and falls in value as interest rates fall. These holdings may earn some income for the Fund.

When selecting investments for this portion of the Fund, the sub-adviser may invest in instruments that it believes have the potential for capital appreciation. The sub-adviser evaluates sectors of the bond market and individual securities within these sectors. The sub-adviser selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds of U.S. or non-U.S. issuers, although the Fund will normally limit its foreign (non-U.S.) currency exposure from non-U.S. dollar-denominated bonds to 10% of its assets, which will be hedged back to U.S. dollars. In addition, this portion of the Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps or options thereon (i.e., swaptions) (collectively, commonly known as derivatives). This portion of the Fund may use derivative instruments primarily to hedge its investments or to seek to enhance returns. This portion of the Fund may invest in securities issued pursuant to Rule 144A under the Securities Act of 1933. This portion of the Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements and mortgage dollar rolls). This portion of the Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The sub-adviser may sell a holding when it fails to perform as expected. A security may also be sold in favor of other opportunities that appear more attractive, for example but not exclusively if it has higher income potential. A security might be sold to realize a gain after strong performance; in anticipation of changing prepayment speeds or a credit downgrade; to modify the yield curve biases, duration or convexity characteristics of the overall portfolio; or to move into a sector or security which has been targeted by the investment team and sector specialists for the relative value it offers. There is no automatic sell process. All decisions to buy and sell are made after consideration of quantitative research and credit analysis, among other factors.

Effective November 1, 2023, in the Principal Risks subsection, Derivatives Risk, Leverage Risk, Debt Securities Risk, Credit Risk and Interest Rate Risk will be added after Mid-Capitalization Companies Risk. Foreign Markets Risk, Mortgage-Related and Other Asset-Backed Securities Risk, U.S. Government Securities Risk, Restricted Securities Risk, Reverse Repurchase Agreements Risk and Borrowing Risk will be added after Active Management Risk. The disclosures for the new risks to be added are as follows:

●	Derivatives Risk: The Fund’s use of futures contracts, options or swap agreements (each a type of derivative instrument) as a principal investment strategy subjects the Fund to a number of risks, including: counterparty risk, leverage risk, market risk, regulatory risk, liquidity and valuation risk, operational risk, correlation risk, legal risk and premium risk. Derivatives may be riskier than other types of investments and may increase the Fund’s volatility and risk of loss.
●	Leverage Risk: The Fund may invest in futures contracts, options or swap agreements as a principal investment strategy. These derivative investments give rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility.
●	Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.
●	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.
●	Interest Rate Risk: When interest rates rise, the value of debt investments will generally decrease. The Fund may be subject to heightened levels of interest rate risk because the Federal Reserve has raised, and may continue to raise, interest rates. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates.
●	Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

●	Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce the Fund’s returns because the Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk), issuer risk (the risk that a private issuer cannot meet its obligations) and stripped mortgage-related securities risk (these securities are particularly sensitive to changes in interest rates).
●	U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.
●	Restricted Securities Risk: Unless registered for sale to the public under applicable federal securities law, restricted securities such as those issued pursuant to Rule 144A of the Securities under the Securities Act of 1933 can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.
●	Reverse Repurchase Agreements Risk: These transactions subject the Fund to counterparty risk, including the credit risk of the counterparty. These transactions also subject the Fund to leverage risk because the proceeds raised from the securities sold may be used to purchase other investments for the Fund. Because these transactions may be considered a form of borrowing for a Fund, they subject a Fund to borrowing risk. The Fund could lose money if the price of the securities sold in a reverse repurchase transaction declines below the pre-agreed-upon repurchase price of the securities.
●	Borrowing Risk: The Fund’s use of reverse repurchase agreements is considered a form of borrowing money. Borrowing money to finance purchases of securities that exceed the Fund’s net assets creates leverage risk, which may magnify changes to the Fund’s net asset value and its returns. The Fund bears the added price volatility risk of the securities purchased. Borrowing money will cost the Fund interest expense and other fees, which may reduce its returns.

Effective November 1, 2023, in the Performance subsection, the following will be added after the first paragraph:

BlackRock Investment Management, LLC began managing the Fund on November 1, 2023, and some investment policies changed at that time. Another firm managed the Fund before that date.

Effective November 1, 2023, in the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table, and the paragraph immediately preceding this table, will be deleted and replaced with the following:

Sub-Adviser – BlackRock Investment Management, LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Akiva Dickstein, Managing Director and Portfolio Manager	Since 2023
Scott MacLellan, CFA, Managing Director and Co-Lead Portfolio Manager	Since 2023
Michael Carlucci, Director and Portfolio Manager	Since 2023

Health Sciences Portfolio – In the Management subsection, information regarding Jeff Lee is deleted.

ESG Diversified Portfolio – The Annual Fund Operating Expenses subsection is deleted and replaced with the following:

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.20%	0.20%
Service Fee	0.20%	0.00%
Other Expenses	0.34%	0.34%
Acquired Fund Fees and Expenses[2]	0.32%	0.32%
Total Annual Fund Operating Expenses	1.06%	0.86%
Less Expense Reimbursement[3]	(0.24%)	(0.24%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.82%	0.62%

[1]	Expense information has been restated to reflect current fees.
[2]	Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.
[3]	The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% through April 30, 2024. This agreement will automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. Prior to the renewal period, the investment adviser may not terminate this agreement without the approval of the Board of Trustees. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment combined with certain “Other Expenses” would be limited to the lesser of: (i) the expense cap at the time of the reimbursement or (ii) the Fund’s then-current expense cap.

Under the Examples subsection, the table is deleted and replaced with the following:

	1 year	3 years	5 years	10 years
Class I	$84	$313	$561	$1,272
Class P	$63	$250	$453	$1,039

In the Principal Investment Strategies section, the second paragraph of subsection (2) ESG Underlying Fund Oversight is deleted and replaced with the following:

Investments of the ESG Underlying Funds that invest primarily in equity instruments include large- and mid-capitalization companies; and domestic and foreign stocks (which may be U.S. dollar or foreign currency denominated), including emerging markets stocks.

In the Principal Investment Strategies section, the bullets under the twelfth paragraph of subsection (2) ESG Underlying Fund Oversight are deleted and replaced with the following:

Descriptions of ESG Underlying Funds. The current ESG Underlying Funds are managed by:

●	Aristotle Investment Services, LLC (sub-advised by Aristotle Pacific Capital, LLC);
●	BlackRock Advisors, LLC;
●	Calvert Research and Management;
●	Fidelity Management & Research Company LLC (sub-advised by Geode Capital Management, LLC); and
●	Pacific Investment Management Company LLC

In the Principal Investment Strategies section, the following is added as the last sentence of the seventh to last paragraph.

Certain Calvert Funds also may invest in trust preferred securities, taxable municipal obligations and loans.

In the Principal Investment Strategies section, the fifth to last and fourth to last paragraphs are deleted in their entirety, and the second to last paragraph is deleted and replaced with the following:

Aristotle Investment Services, LLC, Aristotle Pacific Capital, LLC, BlackRock, Calvert, Fidelity Management & Research Company LLC, Geode Capital Management, LLC, and PIMCO are not affiliated with the Trust, the Fund or the Fund’s investment adviser. The Fund may invest in any or all of the ESG Underlying Funds managed by these investment advisers and will not necessarily be invested in every ESG Underlying Fund at any particular time. Accordingly, although described in this section, not all ESG Underlying Funds are principal investments of the Fund at any given time.

In the Principal Risks from Holdings in ESG Underlying Funds subsection, Small-Capitalization Companies Risk is deleted.

In the same section, Restricted Securities Risk is added after High Yield/High Risk or “Junk” Securities Risk and Municipal Obligations Risk is added after LIBOR Transition Risk. The disclosures for the new risks to be added are as follows:

●	Restricted Securities Risk: Unless registered for sale to the public under applicable federal securities law, restricted securities such as those issued pursuant to Rule 144A of the Securities under the Securities Act of 1933 can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the ESG Underlying Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the ESG Underlying Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

●

Municipal Obligations Risk: The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the ESG Underlying Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of non-traditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume.

ESG Diversified Growth Portfolio – The Annual Fund Operating Expenses subsection is deleted and replaced with the following:

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.20%	0.20%
Service Fee	0.20%	0.00%
Other Expenses	0.46%	0.39%
Acquired Fund Fees and Expenses[2]	0.29%	0.29%
Total Annual Fund Operating Expenses	1.15%	0.88%
Less Expense Reimbursement[3]	(0.36%)	(0.29%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.79%	0.59%

[1]	Expense information has been restated to reflect current fees.
[2]	Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.
[3]	The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% through April 30, 2024. This agreement will automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. Prior to the renewal period, the investment adviser may not terminate this agreement without the approval of the Board of Trustees. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment combined with certain “Other Expenses” would be limited to the lesser of: (i) the expense cap at the time of the reimbursement or (ii) the Fund’s then-current expense cap.

Under the Examples subsection, the table is deleted and replaced with the following:

	1 year	3 years	5 years	10 years
Class I	$81	$330	$598	$1,365
Class P	$60	$252	$459	$1,058

In the Principal Investment Strategies section, the second paragraph of subsection (2) ESG Underlying Fund Oversight is deleted and replaced with the following:

Investments of the ESG Underlying Funds that invest primarily in equity instruments include large- and mid-capitalization companies; and domestic and foreign stocks (which may be U.S. dollar or foreign currency denominated), including emerging markets stocks.

In the Principal Investment Strategies section, the bullets under the twelfth paragraph of subsection (2) ESG Underlying Fund Oversight are deleted and replaced with the following:

Descriptions of ESG Underlying Funds. The current ESG Underlying Funds are managed by:

●	Aristotle Investment Services, LLC (sub-advised by Aristotle Pacific Capital, LLC);
●	BlackRock Advisors, LLC;
●	Calvert Research and Management;
●	Fidelity Management & Research Company LLC (sub-advised by Geode Capital Management, LLC); and
●	Pacific Investment Management Company LLC.

In the Principal Investment Strategies section, the following is added as the last sentence in the seventh to last paragraph.

Certain Calvert Funds also may invest in trust preferred securities, taxable municipal obligations and loans.

In the Principal Investment Strategies section, the fifth to last and fourth to last paragraphs are deleted in their entirety, and the second to last paragraph is deleted and replaced with the following:

Aristotle Investment Services, LLC, Aristotle Pacific Capital, LLC BlackRock, Calvert, Fidelity Management & Research Company LLC, Geode Capital Management, LLC, and PIMCO are not affiliated with the Trust, the Fund or the Fund’s investment adviser. The Fund may invest in any or all of the ESG Underlying Funds managed by these investment advisers and will not necessarily be invested in every ESG Underlying Fund at any particular time. Accordingly, although described in this section, not all ESG Underlying Funds are principal investments of the Fund at any given time.

In the Principal Risks from Holdings in ESG Underlying Funds subsection, Small-Capitalization Companies Risk is deleted.

In the same section, Restricted Securities Risk is added after High Yield/High Risk or “Junk” Securities Risk and Municipal Obligations Risk is added after LIBOR Transition Risk. The disclosures for the new risks to be added are as follows:

●	Restricted Securities Risk: Unless registered for sale to the public under applicable federal securities law, restricted securities such as those issued pursuant to Rule 144A of the Securities under the Securities Act of 1933 can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the ESG Underlying Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the ESG Underlying Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

●	Municipal Obligations Risk: The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the ESG Underlying Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of non-traditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume.

PSF Avantis Balanced Allocation Portfolio – The Annual Fund Operating Expenses subsection is deleted and replaced with the following:

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Class D	Class P
Management Fee	0.20%	0.20%
Distribution (12b-1) and Service Fee	0.25%	0.00%
Other Expenses	0.03%	0.03%
Acquired Fund Fees and Expenses[2]	0.27%	0.27%
Total Annual Fund Operating Expenses	0.75%	0.50%
Less Fee Waiver[3]	(0.06%)	(0.06%)
Total Annual Fund Operating Expenses after Fee Waiver Reimbursement	0.69%	0.44%

[1]	Expense information has been restated to reflect current fees.
[2]	Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.
[3]	The investment adviser has agreed to waive 0.06% of its management fee through April 30, 2024. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

Under the Examples subsection, the table is deleted and replaced with the following:

	1 year	3 years	5 years	10 years
Class D	$70	$234	$411	$925
Class P	$45	$154	$274	$622

Disclosure Changes to the Additional Information About Principal Investment Strategies and Principal Risks section

Diversified Bond Portfolio – Effective November 1, 2023, the Principal Investment Strategies subsection will be deleted in its entirety and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in debt securities.

The Fund may invest in debt securities of any maturity and there is no minimum rating for the securities in which the Fund may invest. The sub-adviser seeks to maximize the total return of the Fund consistent with prudent investment management through a combination of current income and capital appreciation.

The Fund is divided into two portions, each of which is managed by a different portfolio management team at the Fund’s sub-adviser. The teams use different investment strategies in seeking to achieve the investment goal of the Fund. PLFA is the Fund’s investment adviser and selected these two strategies, the Core Plus Full Discretion and Core Plus Relative Return strategies, because of their different approaches to implementing “core plus” strategies for the Fund. A “core plus” strategy is one that seeks to outperform the benchmark by utilizing a greater credit exposure and a wider opportunity set as compared to a pure “core” strategy. PLFA monitors the performance of each strategy on an ongoing basis. PLFA allocates the Fund’s assets between the two strategies and may change the allocation or rebalance at any time. PLFA allocates assets to each strategy in an effort to increase diversification among securities and investment strategies in seeking to increase the Fund’s potential for investment return while managing its risk and volatility.

The two portions and their corresponding investment strategies are as follows:

Core Plus Full Discretion portion: This strategy employs an opportunistic style based on a bottom-up, value-driven investment process combined with a macroeconomic and credit cycle perspective. The strategy emphasizes a long-term view of market developments, with the intention to hold securities through a credit cycle as their fundamental credit characteristics improve. The strategy views the entire spectrum of fixed income markets as a global opportunity set from which to choose the most attractive total return opportunities, regardless of the sector.

Three themes typically drive the investment approach of the team when making investment decisions for this portion of the Fund. First, the team generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Second, this portion of the Fund may invest significantly in securities the prices of which the team believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. The team believes that positive returns may be generated by investing a portion of the Fund’s assets in non-market-related securities, rather than by relying primarily on changes in interest rates to produce positive returns. Third, the team analyzes various sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities in an effort to identify securities that it believes may produce attractive returns for this portion of the Fund in comparison to their risk. The team generally prefers securities that are protected against calls (early redemption by the issuer).

Fixed income investments for this portion of the Fund may include securities issued by U.S. and non-U.S. corporations and governments, bank loans and CLOs, commercial and residential mortgage-backed securities (including mortgage dollar rolls, stripped mortgage-backed securities and collateralized mortgage obligations) and other asset-backed securities, convertible securities, Rule 144A securities and structured notes.

This portion of the Fund will normally invest at least 80% of its assets in investment grade fixed income securities and may invest up to 15% of its assets in fixed income securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”) or if unrated, are of comparable quality as determined by the sub-adviser.

This portion of the Fund may invest up to 30% of its assets in foreign securities, including emerging markets securities, and up to 20% of its assets may be in foreign currency denominated securities. This portion of the Fund may also invest in obligations of supranational entities without limit (supranational entities are entities designated or supported by national governments to promote economic reconstruction, development or trade amongst nations, such as the World Bank).

This portion of the Fund may use futures contracts, forward commitments and swaps (including credit default swaps). Futures contracts are purchased and sold to adjust interest rate exposure (duration) and/or as a substitute for the physical security. The sub-adviser may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as when-issued securities, and mortgage TBA (“to be announced”) transactions, which are purchased to gain exposure to the mortgage market, as well as currency forwards which are used to adjust foreign currency exposure and hedge against currency fluctuations. Credit default swaps are used to manage default risk of an issuer/index and/or to gain exposure to a portion of the debt market or an individual issuer.

When selecting securities to buy or sell for this portion of the Fund, the team considers the financial strength of the issuer, current interest rates, current valuations, the team’s expectations regarding future changes in interest rates and comparisons of the level of risk associated with particular investments with the team’s expectations concerning the potential return of those investments.

Core Plus Relative Return portion: This strategy focuses on the credit cycle as the primary driver of interest rates and credit spreads. The investment process primarily looks at macroeconomic factors in its analyses, and is designed to balance yield with capital preservation. The strategy will generally take on greater risk in stable and improving environments when credit valuations are considered to be undervalued, while emphasizing liquidity and quality through economic downturns. The strategy uses security selection based on fundamental, bottom-up credit analysis as an additional source of added value. The strategy is benchmark-aware, and its performance objective is in terms of excess returns above the Fund’s benchmark. The strategy also performs risk management analyses relative to the Fund’s benchmark, with the goal of managing volatility within a reasonable range of benchmark volatility. Traditional risk analytics (including tracking error) are complemented by forward-looking scenario analyses for a more comprehensive risk picture.

Fixed income investments for this portion of the Fund may include securities issued by U.S. and non-U.S. corporations and governments (including U.S. Treasury Inflation Protected Securities (“TIPS”)), securities issued by supranational entities, U.S. government-sponsored agency debenture and pass-through securities, collateralized mortgage obligations, agency and non-agency commercial mortgage-backed and other asset-backed securities (including mortgage dollar rolls and stripped mortgage-backed securities and mortgage derivatives), and inflation-linked securities. This portion of the Fund may also invest in Rule 144A securities, structured notes, foreign securities (including those in emerging markets) and mortgage-related securities.

This portion of the Fund will normally invest at least 80% of its assets in investment-grade fixed income securities, and may invest up to 20% of its assets in securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”) or if unrated, are of comparable quality as determined by the sub-adviser.

This portion of the Fund may use futures contracts, forward commitments and swaps (including interest rate swaps and credit default swaps) (i.e., derivatives). Futures contracts are purchased and sold to adjust interest rate exposure (duration) and/or as a substitute for the physical security. The sub-adviser may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as when-issued securities, and mortgage TBA transactions, which are purchased to gain exposure to the mortgage market, as well as currency forwards which are used to adjust foreign currency exposure and hedge against currency fluctuations. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security. Credit default swaps are used to manage default risk of an issuer and/or to gain exposure to a portion of the debt market or an individual issuer.

This portion of the Fund will generally seek to maintain an effective duration of 2 years (plus or minus) relative to the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. The duration of the Bloomberg US Aggregate Bond Index was 6.31 years as of June 30, 2023.

The portfolio management team seeks to balance opportunities for yield and price performance by combining macro-economic analysis with individual security selection. In selecting investments for this portion of the Fund, the portfolio management team works closely with the sub-adviser’s research analysts and sector teams to develop an outlook for the economy from research produced by various financial firms and specific forecasting services or from economic data released by U.S. and foreign governments, as well as the Federal Reserve Bank. The analysts review individual securities to identify what they consider attractive values through the use of quantitative screening tools. Once a security is purchased, the issuer’s creditworthiness and/or cash flow stability are continuously monitored to assess whether the obligation remains an appropriate investment for the Fund. The team may relax its emphasis on quality with respect to a given security if it believes that the issuer’s financial outlook creates an opportunity for higher returns. Fund holdings are generally diversified across sectors and industry groups.

When selecting securities for this portion of the Fund, purchase and sale considerations by the team include overall portfolio yield, interest rate sensitivity across different maturities held, fixed-income sector fundamentals and outlook, technical supply/demand factors, credit risk, cash flow variability, security-specific characteristics (such as whether a security is callable, fixed or floating rate, senior or subordinated, secured by collateral or unsecured, etc.), as well as potential currency and liquidity risk. The team also considers economic factors. Individual securities are assessed on a risk/return basis, both on a benchmark-relative and on an absolute return basis, and on their fit within the overall strategy.

Effective November 1, 2023, in the Principal Risks subsection, Floating Rate Loan Risk will be deleted and the following risks will be added alphabetically: Conflicts of Interest Risk and Restricted Securities Risk.

Mid-Cap Equity Portfolio – Effective November 1, 2023, the Principal Investment Strategies subsection will be deleted in its entirety and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of companies with medium market capitalizations, including derivatives on such securities.

The Fund seeks to achieve its investment goal by gaining passive exposure to the U.S. mid-capitalization market through investing in derivatives, primarily total return swap agreements on the Russell Midcap Index and by investing the remainder of its assets in a short duration portfolio as described under “Collateral Management.” The Fund typically will seek to gain exposure to the Russell Midcap Index in a notional amount (i.e., the face value amount of a derivatives contract) approximately equal to the Fund’s net assets. The Fund typically will rebalance the derivative notional exposure based on underlying changes of value in the Russell Midcap Index, or outsized Fund flows so that the notional amount will approximately equal the Fund’s net assets. The sub-adviser generally considers a company to have a medium market capitalization if it has a market capitalization within the range of companies included in the Russell Midcap Index, which measures the performance of the mid-capitalization segment of the U.S. equity universe. As of June 30, 2023, the market capitalization range of the Russell Midcap Index was approximately $521.4 million to $51.4 billion. The Fund may also invest in futures on the S&P MidCap 400 Index (to a lesser extent than the total return swaps on the Russell Midcap Index) to gain passive exposure to the U.S. mid-capitalization market.

Collateral Management: Because the amount of assets required to invest in derivatives is generally lower than that required to invest in securities directly, the sub-adviser will actively manage the remainder of the Fund’s assets to seek to enhance returns, offset the cost of the derivatives investments used to obtain mid-cap equity exposure and maintain collateral for the Fund’s derivatives exposure. This portion of the Fund’s assets will be invested primarily in investment grade debt securities. Under normal circumstances, this portion of the Fund is expected to maintain an average credit quality of A- or higher and a weighted average duration that is between -1 and 2.75 years. Duration is often used to measure a bond’s sensitivity to interest rates. The longer this collateral portion of the Fund’s duration, the more sensitive it is to interest rate risk. The shorter this portion of the Fund’s duration, the less sensitive it is to interest rate risk. Negative duration means that the collateral portion gains in value as interest rates rise and falls in value as interest rates fall. These holdings may earn some income for the Fund.

When selecting investments for this portion of the Fund, the sub-adviser may invest in instruments that it believes have the potential for capital appreciation. The sub-adviser may sell a holding when it fails to perform as expected. The sub-adviser evaluates sectors of the bond market and individual securities within these sectors. The sub-adviser selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds of U.S. or non-U.S. issuers, although the Fund will normally limit its foreign (non-U.S.) currency exposure from non-U.S. dollar-denominated bonds to 10% of its assets, which will be hedged back to U.S. dollars. In addition, this portion of the Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). This portion of the Fund may use derivative instruments primarily to hedge its investments or to seek to enhance returns. This portion of the Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements and mortgage dollar rolls). This portion of the Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

A security may also be sold in favor of other opportunities that appear more attractive, for example but not exclusively if it has higher income potential. A security might be sold to realize a gain after strong performance; in anticipation of changing prepayment speeds or a credit downgrade; to modify the yield curve biases, duration or convexity characteristics of the overall portfolio; or to move into a sector or security which has been targeted by the investment team and sector specialists for the relative value it offers. There is no automatic sell process. All decisions to buy and sell are made after consideration of quantitative research and credit analysis, among other factors.

Effective November 1, 2023, in the Principal Risks subsection, the following risks will be added alphabetically: Borrowing Risk, Credit Risk, Debt Securities Risk, Derivatives Risk, Foreign Markets Risk, Interest Rate Risk, Leverage Risk, Mortgage-Related and Other Asset-Backed Securities Risk, Restricted Securities Risk, Reverse Repurchase Agreements Risk and U.S. Government Securities Risk.

ESG Portfolios – In the Principal Investment Strategies section, the second paragraph of subsection (2) ESG Underlying Fund Oversight is deleted and replaced with the following:

Investments of the ESG Underlying Funds that invest primarily in equity instruments include large- and mid-capitalization companies; and domestic and foreign stocks (which may be U.S. dollar or foreign currency denominated), including emerging markets stocks.

In the Principal Investment Strategies section, the bullets under the eleventh paragraph of subsection (2) ESG Underlying Fund Oversight are deleted and replaced with the following:

●	Aristotle Investment Services, LLC (sub-advised by Aristotle Pacific Capital, LLC);
●	BlackRock;
●	Calvert Research and Management;

●	PIMCO
●	Fidelity Management & Research Company LLC (sub-advised by Geode Capital Management, LLC); and

In the Principal Investment Strategies section, the following is added as the last sentence in the seventh to last paragraph.

Certain Calvert Funds also may invest in trust preferred securities, taxable municipal obligations and loans.

In the Principal Investment Strategies section, the fifth to last and fourth to last paragraphs are deleted in their entirety, and the second to last paragraph is deleted and replaced with the following:

Aristotle Investment Services, LLC, Aristotle Pacific Capital, LLC, BlackRock, Calvert, Fidelity Management & Research Company LLC, Geode Capital Management, LLC, and PIMCO are not affiliated with the Trust, the Fund or the Fund’s investment adviser. The Fund may invest in any or all of the ESG Underlying Funds managed by these investment advisers and will not necessarily be invested in every ESG Underlying Fund at any particular time. Accordingly, although described in this section, not all ESG Underlying Funds are principal investments of the Fund at any given time.

In the Principal Risks from Holdings in ESG Underlying Funds table for each of the ESG Portfolios, Small-Capitalization Companies Risk is removed and Municipal Obligations Risk and Restricted Securities Risk are added alphabetically.

In the Additional Information About Principal Risks subsection, Municipal Obligations Risk and Restricted Securities Risk are added alphabetically and effective November 1, 2023, Borrowing Risk and Reverse Repurchase Agreements Risk will be added alphabetically:

●	Borrowing Risk: A Fund’s use of reverse repurchase agreements is considered a form of borrowing money. Borrowing money to finance purchases of securities that exceed the Fund’s net assets creates leverage risk, which may magnify changes to the Fund’s net asset value and its returns. A Fund bears the added price volatility risk of the securities purchased. Borrowing money will cost the Fund interest expense and other fees, which may reduce its returns.
●	Municipal Obligations Risk: The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit a Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of non-traditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume.
●	Restricted Securities Risk: Unless registered for sale to the public under applicable federal securities law, restricted securities such as those issued pursuant to Rule 144A of the Securities under the Securities Act of 1933 can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than a Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by a Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

●	Reverse Repurchase Agreements Risk: These transactions subject a Fund to counterparty risk. This means that, if the counterparty’s financial condition declines, the counterparty may be unable to satisfy its obligations under the agreement in a timely manner, if at all, including its obligations to return collateral (the securities sold by a Fund in the transaction) or margin to a Fund. These transactions also subject a Fund to leverage risk because the proceeds raised from the securities sold may be used to purchase other investments for the Fund. A Fund may incur interest expense because of the interest rate the Fund agrees to pay for the term of the agreement. Interest expense may reduce the value of the Fund’s shares. Because these transactions may be considered a form of borrowing for a Fund, they subject a Fund to borrowing risk. A Fund could lose money if the price of the securities sold in a reverse repurchase transaction declines below the pre-agreed-upon repurchase price of the securities.

Disclosure Changes to the Additional Information About Fund Performance section

In the Index Definitions subsection, the following will be added alphabetically effective November 1, 2023:

S&P MidCap 400 Index provides investors with a benchmark for mid-sized companies and is designed to measure the performance of 400 mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. Results include the reinvestment of all distributions.

Disclosure Changes to the About Management section

Effective November 1, 2023, the tables for Scout Investments, Inc. and Western Asset Management Company LLC will be deleted.

Effective November 1, 2023, in the table for BlackRock Investment Management, LLC, the following will be added after the subsections for the Equity Index Portfolio, Small-Cap Equity Portfolio and Small-Cap Index Portfolio:

MID-CAP EQUITY PORTFOLIO
Akiva Dickstein	Managing Director since 2003, and Portfolio Manager since 2009. Mr. Dickstein is the Head of Customized Multi-Sector, US Short Duration, and co-Head of Global Inflation Linked Portfolios within BlackRock's Global Fixed Income group, and a member of the Global Fixed Income executive team. Mr. Dickstein began his investment career in 1993 and has a BA from Yale University and an MA from Princeton University.
Scott MacLellan, CFA	Managing Director since 2022, Co-lead Portfolio Manager on Short Duration portfolios since 2012. Mr. MacLellan began his investment career in 1999 and has a BA from King's College, Dalhousie University in Canada.
Michael Carlucci	Director since 2022, and member of the Global Allocation team since 2011. He is an analyst, primarily responsible for coverage of equities through the use of derivatives, as well as fixed income and foreign currencies. Mr. Carlucci began his investment career in 2008 and has a BS/BA from Rider University.

Also, in the table for BlackRock Investment Management, LLC, information regarding Jeff Lee is deleted from the Health Sciences Portfolio.

Effective November 1, 2023, the following table will be added alphabetically:

Loomis, Sayles & Company L.P.

One Financial Center, Boston, Massachusetts 02111

Loomis, Sayles & Company L.P. (“Loomis Sayles”) was founded in 1926. Loomis Sayles is one of the oldest investment advisory firms in the United States with over $310.3 billion in assets under management as of June 30, 2023.

DIVERSIFIED BOND PORTFOLIO Core Plus Full Discretion Strategy
Matthew J. Eagan, CFA	Director of Loomis Sayles since 2019 and Portfolio Manager of the Loomis Sayles Core Plus Full Discretion Strategy since 2012. Mr. Eagan began his investment career in 1989 and has a BA from Northeastern University and an MBA from Boston University.
Brian P. Kennedy	Portfolio Manager of the Loomis Sayles Core Plus Full Discretion Strategy since 2013. Mr. Kennedy began his investment industry career in 1990 and has a BS from Providence College and an MBA from Babson College.
Core Plus Relative Return Strategy
Peter W. Palfrey, CFA	Co-Lead Portfolio Manager of the Loomis Sayles Core Plus Relative Return Strategy since 1996 and is responsible for the Loomis Sayles Core Plus Relative Return Strategy’s overall sector allocation and security selection decisions. He began his investment career in 1983 and has a BA from Colgate University.
Richard G. Raczkowski	Director of Loomis Sayles since 2019 and Co-Lead Portfolio Manager of the Loomis Sayles Core Plus Relative Return Strategy since 1999 and is responsible for the Loomis Sayles Core Plus Relative Return Strategy’s overall sector allocation and security selection decisions for the Fund. He began his investment career in 1985 and has a BA from the University of Massachusetts and an MBA from Northeastern University.

SUPPLEMENT DATED SEPTEMBER 22, 2023

TO THE PACIFIC SELECT FUND STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2023

This supplement revises the Pacific Select Fund Statement of Additional Information dated May 1, 2023 (the “SAI”) and must be preceded or accompanied by the SAI. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

Diversified Bond Portfolio – At a meeting held on September 20, 2023, the Board of Trustees of Pacific Select Fund (the “Trust”), including a majority of the Independent Trustees, approved Loomis, Sayles & Company, L.P. (“Loomis Sayles”) to serve as the sub-adviser of the Diversified Bond Portfolio effective November 1, 2023, replacing Western Asset Management Company, LLC.

Mid-Cap Equity Portfolio – At a meeting held on September 20, 2023, the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved BlackRock Investment Management, LLC (“BlackRock”) to serve as the sub-adviser of the Mid-Cap Equity Portfolio effective November 1, 2023, replacing Scout Investments Inc.

As a result of the above, effective November 1, 2023, all references to Scout Investments, Inc. and Western Asset Management Company, LLC will be deleted.

In addition, all information regarding Jeff Lee (BlackRock) is deleted.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

Effective November 1, 2023, the Diversified Bond Portfolio section will be deleted and replaced with the following:

For more information on the Fund’s principal investments in debt securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the Manager, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussion under “High Yield/High Risk Bonds.”

Core Plus Full Discretion managed portion: In addition to the principal investment strategies described in the Prospectus, this portion of the Fund may invest non-principally in: equity securities, including common stocks and preferred stocks; and contingent convertible securities.

Core Plus Relative Return managed portion: In addition to the principal investment strategies described in the Prospectus, this portion of the Fund may invest non-principally in: foreign currency denominated securities; bank loans; and CLOs.

Core Plus Full Discretion and Core Plus Relative Return common non-principal investments: In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: municipal securities; ADRs; CBOs; CDOs; securities issued by other investment companies; zero coupon and PIK securities; and commercial paper. The Fund may also invest up to 5% of its assets in each of the following: short sales and short sales against the box.

Effective November 1, 2023, the Mid-Cap Equity Portfolio section will be deleted and replaced with the following:

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in CDOs, including CLOs. The Fund may invest up to 10% of its assets in foreign currency denominated securities of foreign issuers, which will be hedged back to U.S. dollars. The Fund may invest up to 5% of its assets in debt securities with one or more non-investment grade ratings, so long as those securities have at least one investment grade rating. These securities will be considered to have the higher rating. For more information on credit ratings and debt securities that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”), see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussion under “High Yield/High Risk Bonds.”

ADDITIONAL INFORMATION ON UNDERLYING FUNDS

The table for the ESG Portfolios is deleted and replaced with the following:

The ESG Underlying Funds in which the ESG Portfolios may invest are:

• Aristotle ESG Core Bond Fund	• Calvert U.S. Mid-Cap Core Responsible Index Fund
• BlackRock Sustainable Advantage Emerging Markets Equity Fund	• Fidelity® International Sustainability Index Fund
• Calvert Green Bond Fund	• Fidelity® U.S. Sustainability Index Fund
• Calvert High Yield Bond Fund	• PIMCO Low Duration ESG Fund
• Calvert Small-Cap Fund

The table for the PSF Avantis Balanced Allocation Portfolio is deleted and replaced with the following:

The Balanced Allocation Underlying Funds in which the PSF Avantis Balanced Allocation Portfolio may invest are:

• American Century® Diversified Corporate Bond ETF	• Avantis® Emerging Markets Equity ETF
• American Century® Ultra Fund	• Avantis® International Equity ETF
• Diversified Bond Fund	• Avantis® Real Estate ETF
• Short Duration Fund	• Avantis® Short-Term Fixed Income ETF
• Small Cap Growth Fund	• Avantis® U.S. Equity ETF
• Avantis® Core Fixed Income ETF	• Avantis® U.S. Small Cap Value ETF

DESCRIPTION OF CERTAIN SECURITIES, INVESTMENTS AND RISKS

Effective November 1, 2023, under the Derivatives section, the first two sentences of the last paragraph will be deleted and replaced with the following:

PLFA is a member of the National Futures Association (“NFA”) and is registered with the CFTC as a commodity pool operator on behalf of the Emerging Markets Debt Portfolio and the Mid-Cap Equity Portfolio. These Funds are considered a commodity pool under the Commodity Exchange Act (“CEA”) and operate subject to CFTC and NFA regulation in addition to SEC regulation.

INFORMATION ABOUT THE MANAGERS

Effective November 1, 2023, in the Management Firms section, the following will be added alphabetically:

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Loomis Sayles is a registered investment adviser and is an indirect subsidiary of Natixis Investment Managers, LLC, which is an indirect subsidiary of Natixis Investment Managers.

Effective November 1, 2023, in the Compensation Structures and Methods section, the following will be added to the BlackRock section after the sixth paragraph:

Discretionary Incentive Compensation — Messrs. Dickstein, MacLellan and Carlucci (effective November 1, 2023)

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Benchmarks
Akiva Dickstein	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Index, Bloomberg U.S. Universal Index and Bloomberg Intermediate Aggregate Index), certain customized indices and certain fund industry peer groups.
Scott MacLellan	A combination of market-based indices (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indices and certain fund industry peer groups.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

The performance of Mr. Carlucci is not currently measured against a specific benchmark.

Effective November 1, 2023, in the Compensation Structures and Methods section, the following will be added alphabetically.

Loomis Sayles

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or bonus potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. The annual bonus is incentive-based and generally represents a significant multiple of base salary. The bonus is based on three factors: investment performance, profit growth of Loomis Sayles, and personal conduct. Investment performance is the primary component of the annual bonus and generally represents at least 60% of the total for fixed-income managers. The other factors are used to determine the remainder of the annual incentive bonus, subject to the discretion of Loomis Sayles’ Chief Investment Officer (“CIO”) and senior management. Loomis Sayles’ CIO and senior management evaluate these other factors annually.

The investment performance component of the annual incentive bonus depends primarily on investment performance against benchmark and/or against peers within similar disciplines. The score is based upon the product’s institutional composite performance; however, adjustments may be made if there is significant dispersion among the returns of the composite and accounts not included in the composite. For most products, the product investment score compares the product’s rolling three year performance over the past nine quarters (a five year view) against both a benchmark and a peer group established by the CIO. The scoring rewards both the aggregate excess performance of the product against a benchmark and the product’s relative rank within a peer group. In addition, for fixed income products, the performance score rewards for the consistency of that outperformance and is enhanced if over the past five years it has kept its rolling three-year performance ahead of its benchmark, Bloomberg U.S. Government/Credit, USD for the Core Plus Full Discretion and the Bloomberg U.S. Aggregate, USD for the Core Plus Relative Return. Portfolio managers working on several product teams receive a final score based on the relative revenue weight of each product.

Portfolio managers may also participate in the three segments of the long-term incentive program. The amount of the awards for each segment are dependent upon role, industry experience, team and Firm profitability, and/or investment performance.

The core elements of the Loomis Sayles compensation plan include a base salary, an annual incentive bonus, and, for senior investor and leadership roles, a long-term incentive bonus. The base salary is a fixed amount based on a combination of factors, including industry experience, Firm experience, job performance and market considerations. The annual incentive bonus and long term incentive bonus is driven by a variety of factors depending upon the specific role. Factors include investment performance, individual performance, team and Firm profitability, role, and industry experience. Both the annual and long term bonus have a deferral component. Loomis Sayles has developed and implemented three long-term incentive plan segments to attract and retain investment talent.

For the senior-most investment roles, a Long Term Incentive Plan provides annual grants relative to the role, and includes a post-retirement payment feature to incentivize effective succession management. Participation is contingent upon signing an award agreement, which includes a non-compete covenant. The second and third Long Term Incentive Plans are constructed to create mid- term alignment for key positions, including a two year deferral feature. The second plan is role based, and the third is team based which is more specifically dependent upon team profitability and/or investment performance.

In addition, Loomis Sayles also offers a profit sharing plan for all employees and a defined benefit plan for employees who joined the Firm prior to May 3, 2003. The profit sharing contribution to the retirement plan of each employee is based on a percentage of base salary (up to a maximum amount). The defined benefit plan is based on years of service and base compensation (up to a maximum amount).

In the Other Accounts Managed section, under BlackRock’s portion of the table, the following information will be added alphabetically, effective November 1, 2023:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
BlackRock
Michael Carlucci[1]
Registered Investment Companies	None	N/A	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
Akiva Dickstein[1]
Registered Investment Companies	24	$24,682,460,342	None	N/A
Other Pooled Investment Vehicles	24	$7,854,452,777	None	N/A
Other Accounts	216	$86,690,888,941	5	$1,068,128,394
Scott MacLellan[1]
Registered Investment Companies	13	$11,980,659,132	None	N/A
Other Pooled Investment Vehicles	15	$3,592,045,716	None	N/A
Other Accounts	128	$53,194,401,651	2	$884,807,814

___________

1 Other Accounts Managed information as of June 30, 2023.

Also in the Other Accounts Managed section, the following information will be added alphabetically to the table effective November 1, 2023:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Loomis Sayles
Matthew J. Eagan[1]
Registered Investment Companies	20	$26,493,144,437	None	N/A
Other Pooled Investment Vehicles	24	$10,552,768,422	None	N/A
Other Accounts	109	$23,899,832,853	5	$375,420,210
Brian P. Kennedy[1]
Registered Investment Companies	18	$26,012,776,995	None	N/A
Other Pooled Investment Vehicles	24	$10,552,768,422	None	N/A
Other Accounts	111	$23,895,355,259	5	$375,420,210
Peter W. Palfrey[1]
Registered Investment Companies	1	$6,787,364,800	None	N/A
Other Pooled Investment Vehicles	7	$9,798,757,664	None	N/A
Other Accounts	43	$12,751,803,104	None	N/A

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Richard G. Raczkowski[1]
Registered Investment Companies	1	$6,787,364,800	None	N/A
Other Pooled Investment Vehicles	20	$14,195,438,885	None	N/A
Other Accounts	84	$28,133,877,090	2	$5,379,746,762

___________

1 Other Accounts Managed information as of June 30, 2023.

Effective November 1, 2023, in Material Conflicts of Interest section for BlackRock, the first paragraph will be deleted and replaced with the following:

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Funds of the Trust, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Funds of the Trust. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Funds of the Trust. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Funds of the Trust by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Lui, Dickstein and MacLellan and Ms. Xie may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Lui, Dickstein and MacLellan and Ms. Xie may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Effective November 1, 2023, in the Material Conflicts of Interest section, the following will be added alphabetically:

Loomis Sayles

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. In addition, due to differences in the investment strategies or restrictions among the Fund(s) and a portfolio manager’s other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund(s). Although such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts and may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time and resources, Loomis Sayles strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. Furthermore, Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s investment objective, investment guidelines and restrictions, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains Trade Aggregation and Allocation Policies and Procedures to mitigate the effects of these potential conflicts as well as other types of conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises or that Loomis Sayles will treat all accounts identically. Conflicts of interest also arise to the extent a portfolio manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Fund(s), or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.

OTHER INFORMATION

The first sentence of the Custodian and Transfer Agency and Dividend Disbursing Services section is deleted and replaced with the following:

State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as custodian of the Trust.

APPENDICES

Effective November 1, 2023, the following will be added in alphabetical order:

Loomis Sayles

Proxy Voting Policies and Procedures

As of March 24, 2022

1. GENERAL

Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

Loomis Sayles uses the services of third parties (each a “Proxy Voting Service” and collectively the “Proxy Voting Services”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Any reference in these Proxy Voting Procedures to a “Proxy Voting Service” is a reference either to the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles or to the Proxy Voting Service that administers the process of voting proxies for Loomis Sayles or to both, as the context may require. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1. Client’s Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best interests, Loomis Sayles has integrated the consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients requires the consideration of potential material impacts of proxy proposals associated with ESG Matters.

For the avoidance of doubt, and notwithstanding any other provisions of these Proxy Voting Procedures, in all instances in which Loomis Sayles votes proxies on behalf of clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Loomis Sayles (a) will act solely in accordance with the economic interest of the plan and its participants and beneficiaries, and (b) will not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any other objective, or promote benefits or goals unrelated to those financial interests of the plan’s participants and beneficiaries.

2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.

3. Stated Policies. In the interest of consistency in voting proxies on behalf of its clients where appropriate, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. In cases where the portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities recommends a vote, the proposal(s) will be voted according to these recommendations after a review for any potential conflicts of interest is conducted and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests.

4. Abstentions and Other Exceptions. Loomis Sayles’ general policy is to vote rather than abstain from voting on issues presented, unless the Proxy Committee determines, pursuant to its best judgment, that the client’s best interests require abstention. However, in the following circumstances Loomis Sayles may not vote a client’s proxy:

The Proxy Committee has concluded that voting would have no meaningful, identifiable economic benefit to the client as a shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is insignificant.

The Proxy Committee has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Loomis Sayles believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. Loomis Sayles relies on the client’s custodian and on its Proxy Voting Service to identify share blocking jurisdictions. To the extent such information is wrong, Loomis Sayles could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial portfolio transaction.

Administrative requirements for voting proxies in certain foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the client’s local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.

The client, as of the record date, has loaned the securities to which the proxy relates and Loomis Sayles has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities.1

The client so directs Loomis Sayles.

The Proxy Committee will generally vote against, rather than abstain from voting on, ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client's behalf, such as when ballot delivery instructions have not been processed by a client's custodian, when the Proxy Voting Service has not received a ballot for a client's account (e.g., in cases where the client’s shares have been loaned to a third party), when proxy materials are not available in English, and under other circumstances beyond Loomis Sayles’ control.

5. Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.

6. Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.

1 Loomis Sayles does not engage in securities lending. However, some clients do opt to lend securities, availing themselves of their custodians’ services.

7. Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.

Proxy Committee.

1.     Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of senior representatives from firm investment teams and members of the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Committee generally will be memorialized electronically (e.g., by email).

2.     Duties. The Proxy Committee’s specific responsibilities include the following:

a)       developing, authorizing, implementing and updating the Proxy Voting Procedures, including:

(i)         annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies, including determining the continuing adequacy of the Proxy Voting Procedures to confirm that they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that proxy votes are cast in clients’ best interest,

(ii)         annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and

(iii)        annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;

b)      overseeing the proxy voting process, including:

(i)          overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii)         directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,

(iii)        consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and

(iv)        periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

c)       engaging and overseeing third-party vendors that materially assist Loomis Sayles with respect to proxy voting, such as the Proxy Voting Services, including:

(i)          determining and periodically reassessing whether, as relevant, the Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

(a)   the adequacy and quality of the Proxy Voting Service’s staffing, personnel and technology,

(b)   whether the Proxy Voting Service has adequately disclosed its methodologies in formulating voting recommendations, such that Loomis Sayles can understand the factors underlying the Proxy Voting Service’s voting recommendations,

(c)   the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current, materially complete and accurate information, and

(d)   the Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest, including whether the Proxy Voting Service’s policies and procedures provide for adequate disclosure of its actual and potential conflicts of interest with respect to the services it provides to Loomis Sayles.

(ii)         providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients and in accordance with these Proxy Voting Procedures and the determinations and directions of the Proxy Committee,

(iii)        receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and

(iv) in the event that the Proxy Committee becomes aware that a recommendation of the Proxy Voting Service was based on a material factual error (including materially inaccurate or incomplete information): investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

(e)    further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.

3.     Standards.

a)       When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b)      When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

c)       If Loomis Sayles becomes aware of additional information relevant to the voting of a shareholder meeting after a vote has been entered but before the applicable voting deadline has passed, it will consider whether or not such information impacts the vote determination entered, and if necessary, use reasonable efforts to change the vote instruction.

Conflicts of Interest.

Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service’s recommendation is not in the best interests of the firm’s clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service’s recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.

Recordkeeping.

Loomis Sayles or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

The PLFA Proxy Voting Policy is deleted and replaced with the following:

PLFA

Proxy Voting Policy

Policy Summary:

PLFA must take reasonable care to ensure proxy voting rights are properly and timely exercised. PLFA retains proxy voting authority with respect to all voting securities purchased for its clients, including the funds it directly manages. This Proxy Voting Policy is designed to ensure that all proxies received are voted in the best interest of clients and in accordance with its duties and the requirements of all applicable regulations.

Legal Summary:

Rule 206(4)-6 under the Advisers Act requires an investment adviser that exercises voting authority over client proxies to adopt proxy voting policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, describes how the advisor addresses material conflicts of interest when voting, discloses to clients how they can obtain information on how securities were voted, and describes proxy voting policies and procedures to clients.

Policies and Procedures:

This Policy addresses proxy voting for voting securities held by Funds of Pacific Select Fund (“Funds”) that: (i) are directly managed by PLFA (the “Direct Funds”)1 or (ii) are operated by PLFA as fund-of-funds (the “Fund of Funds”). Because most of the Funds for which PLFA serves as investment adviser utilize sub-advisers that are contractually responsible for proxy voting, PLFA does not typically vote proxies on behalf of its Fund clients. However, as there is the possibility that a Direct Fund or a Fund of Funds could hold instruments with potential proxy voting (such as cash sweep vehicles2 and Exchange Traded Funds) and underlying funds in which the Fund of Funds invest are expected to solicit proxies from time to time, this Policy has been implemented to address those instances.

Process for Voting

Proxies are generally received by PLFA Compliance for holdings of the Direct Funds and Fund of Funds, either through electronic notifications using the custodian’s proxy management system or pursuant to a proxy ballot received (electronically or physically) from the issuer, the custodian or others. PLFA Compliance will review the proxy materials received and for each individual ballot item contained in a proxy determine whether to:

●	vote in accordance with the Proxy Guidelines of this Policy;
●	abstain from voting;
●	seek the advice of others for their recommendation;
●	forward the proxy to the Conflicts Review Committee for review due to an identified conflict; or
●	take such other actions as deemed necessary.

Proxy Guidelines

A.       Direct Funds

In determining how to vote proxy issues for any Direct Fund, PLFA Compliance will review the following Proxy Guidelines in an attempt to vote proxies in a manner intended to protect and enhance the economic value of the securities held in the Direct Funds so that proxies are voted in the best interests of its clients.

Proxy proposals generally fall into one of the following three categories, as determined by PLFA Compliance: routine matters, Environmental, Social and Governance (“ESG”) matters, and business proposals.

●	PLFA will generally vote in-line with the recommendations of management on routine, standard or non-controversial items unless otherwise warranted following a review of the issues involved. Routine matters are defined as those which do not change the structure, by-laws, or operations of the corporation.
●

For ESG matters - PLFA will generally support the recommendations of management on ESG issues where acceptable efforts are made by the issuers and those efforts are not financially detrimental to clients. PLFA believes the burden of environmental, social and governance responsibilities rests with the issuer’s management and not PLFA. Examples

[1]	There are currently no Direct Funds managed by PLFA.
[2]	For Pacific Select Fund, PLFA utilizes overnight repurchase agreements (non-voting securities) for cash positions.

of ESG matters that appear in proxy proposals could be issuer adopting a policy to reduce greenhouse gas emissions, on climate change or a policy on human rights.
●	PLFA will generally vote in favor of business proposals as long as the client position or value is either preserved or enhanced, as determined by PLFA Compliance in consultation with the PLFA Investment Committee in connection with their assessment of particular facts and circumstances. Business proposals are resolutions that change the status of the corporation, its individual securities, or the ownership status of those securities. Examples include stock splits/increases, amending by-laws/articles of incorporation, and mergers.
B.	Fund of Funds

In determining how to vote proxies for any Fund of Fund, PLFA will adhere to the Fund of Fund Guidelines listed in Exhibit A of the Funds’ Proxy Voting Policy, as in effect at that time. PLFA Compliance will apply those guidelines to proxy matters presented by underlying funds so that proxies are voted in accordance with those guidelines.

●	For ESG fund of funds – If requested by an ESG Underlying Fund, the PLFA Investment Committee will consider environmental, social and governance issues on a case-by-case basis, keeping in mind the best long term interest of clients.

C.	All Funds to which this Policy Applies

If PLFA Compliance determines that it is not clear how the Proxy Guidelines apply to a specific proxy vote, or believes it is in the best interest of clients to vote contrary to a guideline, the ballot will be escalated to the PLFA Investment Committee for review and final voting determination.

Potential Conflicts of Interest

The Conflicts Review Committee (the “Committee”) consists of senior management of PLFA, including the General Counsel and the Chief Compliance Officer. The Committee reviews and addresses proxies brought to its attention that raise a potential conflict of interest, taking reasonable measures to determine the materiality of the conflict and to attempt to resolve the conflict in the best interest of clients.

A potential conflict of interest may exist when PLFA is presented with a proxy for an issuer with whom PLFA (or its affiliates) also maintains a material business relationship, or where the issuer (or its senior management) has a personal or business relationship with PLFA Compliance or PLFA Investment Committee members. Conflicts based on business relationships or dealings with affiliates of PLFA will only be considered to the extent that PLFA has actual knowledge of such business relationships. PLFA employees are periodically reminded of their obligation to be aware of the potential for conflicts of interest with respect to voting proxies both as a result of their personal relationships or business relationships, and to report potential conflicts of interest to the attention of senior management of PLFA (who, in turn, will discuss with the Committee when applicable to proxy voting).

The Committee will determine whether an identified conflict of interest is considered to be material or non-material. A conflict of interest will generally be considered to be material to the extent that it is determined that such conflict is likely to influence, or appears to influence, PLFA’s decision-making in voting that proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A record of all determinations of materiality made by the Committee will be maintained.

Conflicts that have been identified by the Committee as non-material conflicts will be voted in accordance with the Policy Guidelines contained in this Policy. When a conflict is determined by the Committee to be material, the Committee will propose to PLFA the following non-exclusive list of options to consider to ensure that the proxy voting decision is based upon the best interest of clients and that the final voting decision is not a product of the material conflict:

1)	vote strictly in accordance with the Proxy Guidelines of this Policy, if doing so involves little or no discretion;
2)	if possible, erect information barriers around the impacted person or persons sufficient to insulate the voting determination from the conflict;
3)	seek a voting recommendation from an independent third party;
4)	abstain from voting; or
5)	resolve the conflict in such other manner as the Committee believes is appropriate.

Abstaining from Voting

In the majority of instances, PLFA will be able to vote proxies successful and timely. However, in certain circumstances PLFA may choose to not vote a ballot (or cast a vote of “Abstain”) where it is unable or unwilling to vote because of legal or operational difficulties, timing issues, or because PLFA believes the administrative burden and/or associated costs with voting exceed any anticipated benefits of voting. In making this determination, PLFA will consider various factors, including but not limited to:

●	When the cost of voting the proxies outweighs the benefits or is otherwise impractical;
●	When voting would give rise to a material conflict that cannot be timely resolved;
●	When securities are on loan, to the extent that it is not feasible and practical to recall the securities for voting under the circumstances and where the expected benefit to voting such shares outweighs the detriment (including lost revenue) of recalling such shares;
●	When proxy materials are not received with sufficient time and/or with enough information to make an informed voting decision;
●	Where in-person attendance is required in order to vote;
●	Where there are international constraints for timing and meeting voting deadlines, including translation costs or retaining local powers of attorney; or
●	Where voting restrictions are imposed upon foreign securities, including those in “share-blocking” countries (share-blocking imposes a temporary suspension of the ability to trade a security, usually for a period of time in proximity to its shareholder meeting).

While all such proxies will attempt to be voted on a best efforts basis, any proxies that PLFA intentionally chooses to abstain from voting will be documented along with the rationale.

Effective Date:

April 17, 2023

Revision History:

May 1, 2022

January 1, 2021

April 1, 2020

Adopted November 28, 2017

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